SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

    Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange
                                  Act of 1934



       Date of Report (Date of earliest event reported): May 11, 2005


                                    PHC, Inc.
             (Exact Name of Registrant as Specified in its Charter)

                                  Massachusetts
                    (State of Incorporation or Organization)

        0-22916                                              04-2601571
(Commission File Number)                                 (I.R.S. Employer
                                                         Identification No.)


200 Lake Street, Suite 102, Peabody, Massachusetts              01960
 (Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code:  (978) 536-2777


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Item 2.02.  Results of Operations and Financial Condition

The registrant is providing the following information pursuant to Item 2.02. The information being provided consists of the attached press release relating to the registrants results of operations and financial condition for the quarter and nine months ended March 31, 2005. The text of the press release is included as Exhibit 99.1 to this report.


The information furnished pursuant to this Current Report on Form 8-K (including the exhibits hereto) shall not be considered "filed" under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any of the registrant's filings under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Registrant expressly states in such filing that such information is to be considered "filed" or incorporated by reference therein.

ITEM 9.01 Financial Statements and Exhibits

      (c) The following exhibit is being furnished herewith:

Exhibit No.    Exhibit Description

99.1           Press release text of PHC, Inc. dated May 11, 2005.


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                                    SIGNATURE


     Pursuant to the requirements of the securities exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               PHC, INC.


Date: May 11, 2005                             By:  /s/ Bruce A. Shear
                                                    _____________________
                                                        Bruce A. Shear
                                                        President



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